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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported)     JANUARY 7, 2000
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                              QUEST SOFTWARE, INC.
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               (Exact name of registrant as specified in charter)


         CALIFORNIA                   333-80543                   33-0231678
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


8001 IRVINE CENTER DRIVE, IRVINE, CALIFORNIA                       92618
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code      (949) 754-8000
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         (Former name or former address, if changed since last report.)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On January 7, 2000, Quest Software, Inc. ("Quest") acquired all of the outstanding shares of Foglight Software, Inc. ("Foglight"), a Delaware corporation (the "Acquisition"). The Acquisition was consummated pursuant to an Agreement and Plan of Merger by and among Quest, Quest Acquisition Corporation II, Inc., a Delaware corporation and the wholly-owned subsidiary of Quest ("Sub"), and Foglight, dated as of November 10, 1999, as amended by that certain Amendment No. 1 to Agreement and Plan of Merger dated as of December 7, 1999 (as amended, the "Merger Agreement"). Under the Merger Agreement, Sub was merged with and into Foglight, and Foglight was the surviving corporation in the merger and became a wholly-owned subsidiary of Quest. Quest issued an aggregate of 1,187,719 shares of common stock, and paid $11,568.33 in cash, net of reductions for certain liabilities, in exchange for all of the outstanding stock and options of Foglight.

        118,772 shares of the total number of shares of Quest common stock issued to the former Foglight stockholders (the "Escrow Shares") were placed in a nine-month escrow account as security for the indemnification obligations set forth in the Merger Agreement. In general, pursuant to the Merger Agreement and the related escrow agreement, Quest may recover from the escrow for any loses, expenses, liabilities or other damages due to a breach of any representation, warranty, covenant or agreement of Foglight in the Merger Agreement and for certain other enumerated items.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Financial Statements of Business Acquired

            Pursuant to Item 7 of Form 8-K, the financial information required by Item 7(a) will be filed by Amendment within 60 days of the date of this filing.

        (b) Pro Forma Financial Information

            Pursuant to Item 7 of Form 8-K, the financial information required by Item 7(b) will be filed by Amendment within 60 days of the date of this filing.

        (c) Exhibits

              2.1 Agreement and Plan of Merger dated as of November 10, 1999 by and among Quest Software, Inc., Quest Acquisition Corporation II, Inc., and Foglight Software, Inc., as amended by that certain Amendment No. 1 to Agreement and Plan of Merger dated as of December 7, 1999.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                Quest Software, Inc.



Date: January 19, 2000                          By: /s/ John J. Laskey
                                                    ----------------------------
                                                    John J. Laskey,
                                                    Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibits       The following document is filed as an exhibit to this report:
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  2.1          Agreement and Plan of Merger dated as of November 10, 1999 by and among Quest Software, Inc., Quest Acquisition Corporation II,
               Inc., and Foglight Software, Inc., as amended by that certain
               Amendment No. 1 to Agreement and Plan of Merger dated as of December 7, 1999.